AMENDMENT NO. 13
                                      TO THE
                                DECLARATION OF TRUST
                                        OF
                                GOLDMAN SACHS TRUST

         This AMENDMENT NO. 13 dated the 3rd day of February, 2000 to the AGREEMENT AND DECLARATION OF TRUST (the "Declaration"), as amended, dated the 28th day of January, 1997 is made by the Trustees name below;

         WHEREAS, the Trustees have established a trust for the investment and reinvestment of funds contributed thereto;

         WHEREAS, the Trustees divided the beneficial interest in the trust assets into transferable shares of beneficial interest and divided such shares of beneficial interest into separate Series;

         WHEREAS, the Trustees desire to create new Series and designate new Classes of shares;

         NOW, THEREFORE, in consideration of the foregoing premises and the agreements contained herein, the undersigned, being all of the Trustees of the Trust and acting in accordance with Article V, Section 1 of the Declaration, hereby amend the Declaration as follows:

         The Trust shall consist of one or more Series. Without limiting the authority of the Trustees to establish and designate any further Series, the Trustees hereby establish the following 52 Series: Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Balanced Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE
         International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs European Equity Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Internet Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs CORE Tax-Managed Equity Fund Goldman Sachs Growth Strategy Portfolio,
         Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Conservative Strategy Portfolio, Institutional Liquid Assets- Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid
         Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial
         Square Premium Money Market Fund, Goldman Sachs-Financial Square Municipal Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund, and Goldman Sachs-Financial Square Treasury Instruments Fund (the "Existing Series"). Each additional Series shall be established and is effective upon the adoption of a resolution of a majority of the Trustees or any alternative date specified in such resolution. The Trustees may designate the relative rights and preferences of the Shares of each Series. The Trustees may divide the Shares of any Series into Classes. Without limiting the authority of the Trustees to establish and designate any further Classes, the Trustees hereby establish the following classes of shares with respect to the series set forth below:

Class A Shares:     Goldman Sachs  Adjustable Rate Government Fund,
                    Goldman Sachs Global Income Fund,  Goldman Sachs Government
                    Income Fund,  Goldman  Sachs  Municipal  Income Fund,
                    Goldman Sachs High Yield Fund,  Goldman  Sachs Short
                    Duration  Government Fund, Goldman Sachs Short
                    Duration Tax-Free Fund, Goldman Sachs Core Fixed Income
                    Fund,Goldman Sachs Balanced Fund,  Goldman Sachs CORE U.S.
                    Equity Fund, Goldman Sachs CORE Small Cap Equity Fund,
                    Goldman  Sachs CORE  International  Equity Fund,  Goldman
                    Sachs CORE Large Cap Growth Fund,  Goldman  Sachs
                    Growth and Income Fund,  Goldman Sachs Mid Cap Value Fund,
                    Goldman Sachs Capital Growth Fund, Goldman Sachs
                    Small Cap Value Fund, Goldman Sachs  International  Equity
                    Fund, Goldman Sachs Emerging Markets Equity Fund,
                    Goldman  Sachs Asia Growth Fund,  Goldman Sachs Real Estate
                    Securities  Fund,  Goldman Sachs  International Small Cap
                    Fund,  Goldman Sachs Japanese Equity Fund,  Goldman Sachs
                    European Equity Fund, Goldman Sachs CORE Large Cap Value
                    Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs
                    Growth  Opportunities Fund, Goldman Sachs  Internet
                    Tollkeeper  Fund,  Goldman  Sachs  Large Cap Value  Fund,
                    Goldman Sachs CORE Tax-Managed Equity Fund, Goldman  Sachs
                    Growth  Strategy Portfolio,  Goldman Sachs
                    Aggressive Growth Strategy  Portfolio,  Goldman Sachs
                    Balanced Strategy Portfolio, Goldman Sachs Growth and Income
                    Strategy Portfolio, Goldman Sachs Conservative Strategy
                    Portfolio.

Class B Shares      Goldman Sachs Global Income Fund,  Goldman Sachs
                    Government  Income Fund,  Goldman Sachs  Municipal
                    Income Fund,  Goldman Sachs High Yield Fund,  Goldman
                    Sachs Short  Duration  Government  Fund,  Goldman
                    Sachs Short Duration  Tax-Free Fund,  Goldman Sachs
                    Core Fixed Income Fund,  Goldman Sachs Balanced Fund,
                    Goldman Sachs CORE U.S. Equity Fund,  Goldman Sachs CORE
                    Small Cap Equity Fund,  Goldman Sachs CORE  International
                    Equity Fund,  Goldman Sachs CORE Large Cap Growth Fund,
                    Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap
                    Value  Fund,  Goldman  Sachs  Capital  Growth  Fund,
                    Goldman  Sachs  Small Cap Value  Fund,  Goldman  Sachs
                    International  Equity Fund,  Goldman Sachs  Emerging Markets
                    Equity Fund,  Goldman Sachs Asia Growth Fund, Goldman Sachs
                    International  Small Cap Fund,  Goldman Sachs Japanese
                    Equity Fund,  Goldman Sachs CORE Large Cap Value Fund,
                    Goldman Sachs Growth  Opportunities Fund, Goldman Sachs
                    Strategic Growth Fund, Goldman Sachs Internet Tollkeeper
                    Fund, Goldman Sachs Large Cap Value Fund,  Goldman Sachs
                    CORE Tax-Managed Equity Fund, Institutional Liquid
                    Assets Prime Obligations Portfolio,  Goldman Sachs
                    Real Estate  Securities  Fund,  Goldman Sachs European
                    Equity Fund,  Goldman Sachs Growth  Strategy  Portfolio,
                    Goldman Sachs  Aggressive  Growth Strategy  Portfolio,
                    Goldman Sachs Balanced Strategy Portfolio,  Goldman Sachs
                    Growth and Income Strategy Portfolio, Goldman Sachs
                    Conservative Strategy Portfolio.

Class C Shares      Goldman Sachs Global Income Fund,  Goldman Sachs  Government
                    Income Fund,  Goldman Sachs  Municipal  Income Fund,
                    Goldman Sachs High Yield Fund,  Goldman Sachs Short
                    Duration  Government  Fund,  Goldman Sachs Short
                    Duration  Tax-Free Fund,  Goldman Sachs Core Fixed
                    Income Fund,  Goldman Sachs Balanced Fund,  Goldman Sachs
                    CORE U.S. Equity Fund,  Goldman Sachs CORE Small Cap Equity
                    Fund,  Goldman Sachs CORE  International  Equity Fund,
                    Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs
                    Growth and Income Fund, Goldman Sachs Mid Cap Value  Fund,
                    Goldman  Sachs  Capital  Growth  Fund,  Goldman  Sachs
                    Small Cap Value  Fund, Goldman Sachs International Equity
                    Fund,  Goldman Sachs  Emerging  Markets  Equity Fund,
                    Goldman Sachs Asia Growth Fund, Goldman Sachs International
                    Small Cap Fund, Goldman Sachs Japanese Equity Fund,
                    Institutional Liquid Assets Prime Obligations Portfolio,
                    Goldman Sachs Real Estate Securities Fund, Goldman Sachs
                    European Equity Fund, Goldman  Sachs CORE Large Cap Value
                    Fund,  Goldman  Sachs  Strategic  Growth  Fund,  Goldman
                    Sachs  Growth Opportunities  Fund,  Goldman Sachs Internet
                    Tollkeeper Fund,  Goldman Sachs Large Cap Value Fund,
                    Goldman Sachs CORE Tax-Managed Equity Fund, Goldman Sachs
                    Growth Strategy Portfolio,  Goldman Sachs Aggressive
                    Growth Strategy Portfolio, Goldman Sachs Balanced
                    Strategy Portfolio,  Goldman Sachs Growth and Income
                    Strategy Portfolio, Goldman Sachs Conservative Strategy
                    Portfolio.

Institutional Shares:    Goldman Sachs Adjustable Rate Government Fund,
                         Goldman Sachs Short Duration  Government Fund,
                         Goldman Sachs Short Duration  Tax-Free Fund,  Goldman
                         Sachs Government Income Fund, Goldman Sachs Municipal
                         Income Fund, Goldman  Sachs Core Fixed Income Fund,
                         Goldman  Sachs Global  Income Fund,  Goldman  Sachs
                         High Yield Fund, Goldman Sachs Balanced Fund,  Goldman
                         Sachs Small Cap Value Fund, Goldman Sachs Capital
                         Growth Fund, Goldman Sachs CORE Large Cap Growth Fund,
                         Goldman Sachs CORE U.S. Equity Fund,  Goldman Sachs
                         CORE Small Cap Equity Fund, Goldman Sachs CORE
                         International  Equity Fund, Goldman Sachs Growth and
                         Income Fund, Goldman Sachs Mid Cap Value Fund,
                         Goldman Sachs  International  Equity Fund,  Goldman
                         Sachs  Emerging  Markets  Equity Fund, Goldman Sachs
                         Asia Growth Fund,  Goldman Sachs  International  Small
                         Cap Fund, Goldman Sachs Japanese Equity Fund,  Goldman
                         Sachs Real Estate  Securities  Fund,  Goldman Sachs
                         European Equity Fund,  Goldman Sachs CORE Large Cap
                         Value Fund, Goldman Sachs Growth  Opportunities Fund,
                         Goldman Sachs Strategic Growth Fund, Goldman Sachs
                         Internet  Tollkeeper Fund,  Goldman Sachs Large Cap
                         Value Fund, Goldman Sachs CORE Tax-Managed Equity Fund
                         Goldman  Sachs-Financial  Square Prime
                         Obligations Fund, Goldman  Sachs-Financial  Square
                         Government Fund, Goldman  Sachs-Financial Square
                         Treasury Obligations Fund, Goldman  Sachs-Financial
                         Square Money Market Fund, Goldman  Sachs-Financial
                         Square Premium Money Market Fund,  Goldman  Sachs-
                         Financial  Square  Municipal Money Market Fund,
                         Goldman  Sachs-Financial Square Tax-Free Money Market
                         Fund,  Goldman  Sachs-Financial  Square Federal
                         Fund,  Goldman  Sachs-Financial Square Treasury
                         Instruments Fund,  Institutional Liquid Assets-Prime
                         Obligations  Portfolio,  Institutional Liquid   Assets
                         -Government   Portfolio,   Institutional  Liquid
                         Assets-Treasury   Obligations   Portfolio,
                         Institutional Liquid Assets-Money Market Portfolio,
                         Institutional  Liquid  Assets-Federal   Portfolio,
                         Institutional  Liquid  Assets-Treasury   Instruments
                         Portfolio, Institutional  Liquid   Assets-Tax-Exempt
                         Diversified  Portfolio,  Institutional  Liquid
                         Assets-Tax-Exempt  New York Portfolio,  Institutional
                         Liquid Assets-Tax-Exempt  California Portfolio,
                         Goldman Sachs Growth Strategy Portfolio, Goldman Sachs
                         Aggressive Growth  Strategy  Portfolio,  Goldman Sachs
                         Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs
                         Conservative Strategy Portfolio.

Service Shares:          Goldman Sachs Adjustable Rate Government Fund,
                         Goldman Sachs Short Duration  Government Fund,
                         Goldman Sachs Short Duration  Tax-Free Fund,
                         Goldman Sachs Government  Income Fund,  Goldman
                         Sachs Municipal Income Fund, Goldman  Sachs Core
                         Fixed Income Fund,  Goldman  Sachs Global
                         Income Fund,  Goldman  Sachs High Yield Fund,
                         Goldman Sachs Balanced Fund,  Goldman Sachs
                         Small Cap Value Fund, Goldman Sachs Capital Growth
                         Fund, Goldman Sachs CORE U.S. Equity Fund,
                         Goldman Sachs CORE Large Cap Growth Fund,  Goldman
                         Sachs CORE Small Cap Equity Fund, Goldman Sachs
                         CORE International  Equity Fund, Goldman Sachs
                         Growth and Income Fund, Goldman Sachs Mid
                         Cap Value Fund,  Goldman Sachs  International  Equity
                         Fund,  Goldman  Sachs  Emerging  Markets
                         Equity Fund, Goldman Sachs Asia Growth Fund,
                         Goldman Sachs  International  Small Cap Fund,
                         Goldman Sachs Japanese Equity Fund,  Goldman
                         Sachs Real Estate  Securities  Fund,  Goldman
                         Sachs European Equity Fund,  Goldman Sachs CORE
                         Large Cap Value Fund, Goldman Sachs Strategic
                         Growth Fund, Goldman Sachs Growth  Opportunities
                         Fund, Goldman Sachs Internet  Tollkeeper Fund,
                         Goldman Sachs Large Cap Value Fund, Goldman Sachs
                         CORE Tax-Managed Equity Fund, Goldman Sachs
                         Financial  Square Prime Obligations Fund,
                         Goldman  Sachs-Financial  Square Government Fund,
                         Goldman  Sachs-Financial Square Treasury
                         Obligations Fund, Goldman  Sachs-Financial Square
                         Money Market Fund, Goldman  Sachs-Financial
                         Square Premium Money Market Fund,  Goldman
                         Sachs-Financial  Square  Municipal Money Market
                         Fund,  Goldman  Sachs-Financial Square Tax-Free
                         Money Market Fund,  Goldman  Sachs-Financial
                         Square Federal Fund,  Goldman  Sachs-Financial
                         Square Treasury Instruments Fund,  Institutional
                         Liquid Assets-Prime  Obligations  Portfolio,
                         Institutional Liquid   Assets-Government Portfolio,
                         Institutional Liquid  Assets-  Treasury  Obligations
                         Portfolio, Institutional  Liquid  Assets-Money
                         Market  Portfolio, Institutional  Liquid  Assets-
                         Federal Portfolio, Institutional  Liquid  Assets-
                         Treasury   Instruments Portfolio,   Institutional
                         Liquid  Assets-Tax-Exempt Diversified  Portfolio,
                         Institutional Liquid  Assets-Tax-Exempt New York
                         Portfolio,  Institutional Liquid Assets-Tax-Exempt
                         California Portfolio,  Goldman Sachs Growth Strategy
                         Portfolio,  Goldman Sachs Aggressive
                         Growth  Strategy  Portfolio,  Goldman Sachs
                         Balanced  Strategy  Portfolio,  Goldman Sachs
                         Growth and Income Strategy Portfolio, Goldman Sachs
                         Conservative Strategy Portfolio.

Administration Shares:   Goldman  Sachs-Financial  Square Prime Obligations
                         Fund,  Goldman  Sachs-Financial  Square Government
                         Fund, Goldman  Sachs-Financial Square Treasury
                         Obligations Fund, Goldman Sachs-Financial Square
                         Money Market Fund, Goldman  Sachs-Financial  Square
                         Premium Money Market Fund, Goldman  Sachs-Financial
                         Square Municipal Money Market Fund,  Goldman
                         Sachs-Financial  Square Tax-Free Money Market Fund,
                         Goldman  Sachs-Financial Square Federal Fund, Goldman
                         Sachs-Financial  Square Treasury Instruments Fund,
                         Institutional Liquid Assets-Prime Obligations
                         Portfolio,    Institutional   Liquid
                         Assets-Government Portfolio, Institutional Liquid
                         Assets-Treasury  Obligations  Portfolio,
                         Institutional Liquid Assets-Money Market Portfolio,
                         Institutional Liquid Assets-Federal Portfolio,
                         Institutional Liquid Assets-Treasury Instruments
                         Portfolio,  Institutional Liquid Assets-Tax-Exempt
                         Diversified Portfolio,  Institutional Liquid Assets-
                         Tax- Exempt New York Portfolio and Institutional
                         Liquid Assets-Tax-Exempt California Portfolio.

Preferred
Administration           Shares:   Goldman    Sachs-Financial   Square   Prime
                         Obligations  Fund,  Goldman   Sachs-Financial  Square
                         Government  Fund,  Goldman   Sachs-Financial   Square
                         Treasury  Obligations Fund,  Goldman  Sachs-Financial
                         Square  Money Market  Fund,  Goldman  Sachs-Financial
                         Square    Premium   Money   Market   Fund,    Goldman
                         Sachs-Financial  Square  Municipal Money Market Fund,
                         Goldman  Sachs-Financial Square Tax-Free Money Market
                         Fund, Goldman Sachs-Financial Square Federal Fund and
                         Goldman  Sachs-Financial  Square Treasury Instruments
                         Fund.

Cash Management
Shares:                  Institutional  Liquid  Assets-Prime   Obligations
                         Portfolio,   Institutional  Liquid  Assets-Money
                         Market Portfolio,   Institutional  Liquid
                         Assets-Government  Portfolio,   Institutional
                         Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt
                         California Portfolio,  Institutional Liquid
                         Assets-Tax-Exempt New York Portfolio.

Select Shares: Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial
                         Square Money Market Fund, Goldman Sachs-Financial Square Premium Money Market Fund, Goldman Sachs-Financial Square Municipal Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund and Goldman Sachs-Financial Square Treasury Instruments Fund.

         All capitalized terms which are not defined herein shall have the same meanings as are assigned to those terms in the Declaration.

         IN WITNESS WHEREOF, the undersigned have executed this instrument as of the date first written above.

                                    -----------------------------------------
                                    Ashok N. Bakhru,
                                    as Trustee and not individually



                                    ----------------------------------------
                                    David B. Ford,
                                    as Trustee and not individually



                                    ----------------------------------------
                                    Douglas Grip,
                                    as Trustee and not individually



                                    ----------------------------------------
                                    John P. McNulty,
                                    as Trustee and not individually,



                                    ----------------------------------------
                                    Mary P. McPherson
                                    as Trustee and not individually,



                                    ----------------------------------------
                                    Alan A. Shuch
                                    as Trustee and not individually,



                                    ----------------------------------------
                                    Jackson W. Smart, Jr.
                                    as Trustee and not individually,




                                    ----------------------------------------
                                    William H. Springer
                                    as Trustee and not individually,



                                    ----------------------------------------
                                    Richard P. Strubel
                                    as Trustee and not individually,